EXHIBIT 10.16
                                                                   -------------

                       AMENDMENT FIVE TO LICENSE AGREEMENT

      THIS AMENDMENT ("Amendment") is made and entered into effective as of June 28, 2006, by and between bebe studio, inc., a California corporation ("bebe") and Signature Eyewear, Inc. a California corporation ("LICENSEE").


                                    RECITALS

A. bebe and LICENSEE made and entered into that certain License Agreement, effective as of September 23, 1999, as thereafter amended (the " License Agreement") relating to specific rights and license to use certain bebe trademarks in connection with design, manufacture, advertisement, promotion, distribution and sale of Licensed Products, as defined in the Agreement.

B. The parties hereto are presently desirous of amending the License Agreement as follows.

      NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Amendment, the parties agree as follows:

1. Notwithstanding anything to the contrary contained in this Agreement or any Amendments, this Agreement shall expire on December 31, 2006.

2. Any Minimum Net Sales and Minimum Royalties for the period between July 1, 2006 through December 31, 2006 shall be prorated based on the figures set forth in Exhibit G for Year 6.

3. Except as expressly amended herein, all of the terms, definitions, covenants and conditions of the License Agreement shall remain in full force and effect and are hereby ratified and confirmed. The License Agreement as amended represents the entire understanding and agreement between the parties and supersedes all prior negotiations, representations, amendments or agreements, either written or oral. Each of the parties hereto severally agree that they have read this Amendment, that they understand the contents thereof, and that each is signing this Amendment as his own free act and deed with full advice of counsel.

4. In the event of any conflict or inconsistency between this Amendment and the License Agreement, the provisions in this Amendment shall govern and control.

      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused the same to be executed by its duly authorized officer on the day and year first set forth above.

"bebe"                                            "LICENSEE"
bebe studio, inc.                                 Signature Eyewear, Inc.
a California corporation                          a California corporation



By: /s/ Walter Parks                              By: /s/ Michael Prince
   ---------------------------                       ---------------------------
Walter Parks                                      Michael Prince
Chief Financial Officer                           Chief Executive Officer